Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084
Rareview Longevity Income Generation Fund

Retail Class (RLIGX)
Institutional Class (RVIGX)

a series of Series Professional Trust (the “Trust”)

Supplement dated October 13, 2020 to the Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”), each dated February 28, 2020 and as may be supplemented from time to time (the “Supplement”)

The Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”) approved a plan of liquidation (the “Plan of Liquidation”) for the Rareview Longevity Income Generation Fund (the “Fund”), a series of the Trust. The approval by the Board of the Plan of Liquidation was based on the recommendation of Rareview Capital LLC (the “Adviser”), the Fund’s investment adviser. Pursuant to the Plan of Liquidation, the Fund will be liquidated as a series of the Trust on or around October 27, 2020 (the “Liquidation” or “Liquidation Date”). Shareholder approval of the Plan of Liquidation is not required.

The Plan of Liquidation determines the manner in which the Fund will be liquidated. Pursuant to the Plan of Liquidation and in anticipation of the Liquidation, effective as of the close of business on October 13, 2020, the Fund is closed to new investments. In addition, effective as of the close of business on October 13, 2020, the Adviser will begin an orderly transition of the Fund’s portfolio holdings to cash and cash equivalents and the Fund will cease investing its assets in a manner designed to achieve its investment objective. The Fund will bear all transaction costs incurred in connection with the liquidation of the Fund’s assets. The Adviser will bear all other expenses incurred in carrying out the Plan of Liquidation. Although the Fund will be closed to new investments as of the close of business on October 13, 2020, shareholders may voluntarily redeem their shares before the Liquidation Date. Shareholders remaining in the Fund just prior to the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings.

Under the terms of the Plan of Liquidation, the Fund will liquidate its assets as of the close of business on the Liquidation Date, at which time the Fund’s shareholders will subsequently receive a liquidating distribution in an amount equal to the net asset value of their Fund shares, as of the Liquidation Date, subject to any required withholdings. In connection with liquidation of the Fund, the redemption fee of 2.00% imposed on shares redeemed within 90 days of purchase is waived for redemptions of Fund shares that occur after the date of this supplement.

Although the liquidation is not expected to be a taxable event for the Fund, for taxable shareholders the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed. You should consult with your tax advisor for further information regarding the federal, state and/or local income tax consequences of the Liquidation that are relevant to your specific situation.

This supplement also amends the Prospectus so that, effective immediately, the following disclosure has been added to the section entitled “Signature Guarantees”:

“The Advisor also reserves the right to waive the signature guarantee requirement based upon the circumstances.”

Please contact the Fund at 888-RVFUNDS (888-783-8637) if you have any questions.

* * * * *

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.